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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): December 23, 1996

                       CAPITAL GAMING INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

        New Jersey                  0-19128                   22-3061189
(State or other jurisdiction (Commission File Number)      (I.R.S. Employer
     of incorporation)                                     Identification No.)

         Bayport One, Suite 250
         8025 Black Horse Pike
         W. Atlantic City, New Jersey                           08232
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:           (609) 383-3333




                                 Not Applicable
         (Former name or former address, if changed from last report)



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Item 5.  Other Events.

         On December 23, 1996, Capital Gaming International, Inc., a New Jersey corporation (the "Company"), filed a voluntary petition for reorganization under Chapter 11 of Title 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of New Jersey, Case No. 96-19829. The Company is in possession of its property and assets and maintaining and operating its business as debtor-in-possession pursuant to the provisions of the Bankruptcy Code. No trustee or receiver has been appointed. A copy of the press release issued by the Company on December 23, 1996 in connection with the filing of the petition is being filed as an Exhibit hereto and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

         99.1 Press Release of Capital Gaming International, Inc., dated December 23, 1996.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 30, 1996                    CAPITAL GAMING INTERNATIONAL, INC.



                                       By: /s/ William S. Papazian
                                       Name:   William S. Papazian
                                       Title:  Senior Vice President and
                                               General Counsel




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                                  EXHIBIT INDEX

Exhibit
-------
99.1              Press Release of the Company, dated December 23, 1996